                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           InSite Vision Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              [INSITEVISION LOGO]



                                 April 30, 2001


Dear Stockholder:

        You are cordially invited to attend the 2001 Annual Meeting of Stockholders of InSite Vision Incorporated (the "Company") to be held on Monday, June 18, 2001 at 10:00 a.m. local time at the Oakland Yacht Club, 1101 Pacific Marina, Alameda, California 94501. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon.

        Please sign, date and return your proxy card as promptly as possible, in the enclosed envelope for your convenience, whether or not you plan to attend the meeting. If you attend the meeting, you may still vote in person if you so desire.

                                       Sincerely,


                                       /s/ S. KUMAR CHANDRASEKARAN, Ph.D.
                                       ----------------------------------------
                                       S. Kumar Chandrasekaran, Ph.D.
                                       Chairman of the Board
                                       and Chief Executive Officer



                             YOUR VOTE IS IMPORTANT

        SO THAT YOUR COMMON STOCK WILL BE REPRESENTED AT THE ANNUAL MEETING IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. EXECUTION OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                           INSITE VISION INCORPORATED

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2001

                                ----------------

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of InSite Vision Incorporated, a Delaware corporation (the "Company"), will be held on Monday, June 18, 2001, at 10:00 a.m. local time, at the Oakland Yacht Club, 1101 Pacific Marina, Alameda, California 94501, for the following purposes:

               1. To elect five directors to serve until the 2002 annual meeting or until their respective successors are elected and qualified.

               2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

               3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 19, 2001, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote will be available for inspection at the executive offices of the Company for a period of 10 days before the Annual Meeting.

        All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                       By Order of the Board of Directors,


                                       /s/ S. KUMAR CHANDRASEKARAN, Ph.D.
                                       ----------------------------------------
                                       S. Kumar Chandrasekaran, Ph.D.
                                       Chairman of the Board
                                       and Chief Executive Officer


Alameda, California
April 30, 2001


YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           INSITE VISION INCORPORATED
                               965 ATLANTIC AVENUE
                            ALAMEDA, CALIFORNIA 94501
                                ----------------

                                 PROXY STATEMENT
                                ----------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 2001
                                 --------------

                      GENERAL INFORMATION FOR STOCKHOLDERS

        The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors (the "Board" or the "Board of Directors") of InSite Vision Incorporated, a Delaware corporation (the "Company"), with principal executive offices at 965 Atlantic Avenue, Alameda, California 94501, for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 10:00 a.m. local time on June 18, 2001 at the Oakland Yacht Club, 1101 Pacific Marina, Alameda, California 94501.

        This Proxy Statement and the accompanying form of proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about April 30, 2001.

RECORD DATE AND VOTING

        Stockholders of record on April 19, 2001 (the "Record Date") are entitled to notice of and, as described below, to vote at the Annual Meeting. As of the Record Date, 24,881,937 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, such stockholder's shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Pursuant to Delaware law, the five candidates for directors who receive the highest number of affirmative votes at the Annual Meeting will be elected. With regard to such election, votes may be cast in favor of, or withheld from, each nominee. The remaining proposals will each require the affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on these other proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether these other proposals have been approved or not.

        Any stockholder or stockholder representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 965 Atlantic Avenue, Alameda, California 94501 or by telephone at (510) 865-8800. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 25, 2001.

                                    IMPORTANT

        PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD, AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

        Any person giving a proxy has the power to revoke it at any time prior to or at the Annual Meeting. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by directors, officers, employees or agents of the Company. The Company will not pay any additional compensation to directors, officers or employees of the Company for the solicitation and does not currently intend to retain a proxy solicitation agent, however the Company may do so if necessary. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Proposals of Stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received no later than December 30, 2001, in order that they may be included in the proxy statement and form of proxy relating to that meeting. In addition, the proxy solicited by the Board for the 2002 Annual Meeting will confer discretionary authority to vote on any Stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than March 16, 2002.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

        The Bylaws of the Company provide that the Board of Directors shall be comprised of not less than six nor more than nine directors. The authorized number of directors is presently six. Five of the directors will stand for re-election at the Annual Meeting to serve until the Company's next annual meeting, until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. There is currently one vacancy on our Board of Directors. The current vacancy will remain open and will not be filled at the Annual Meeting. The Board of Directors will vote all proxies received by them in favor of the five nominees listed below unless otherwise instructed in writing on such proxy and the proxies cannot be voted for a greater number of persons than the number of nominees named. If, however, any of the nominees named in the accompanying proxy card are unable or unwilling to serve (which is not expected) at the time of the Annual Meeting, the proxies (except those marked to the contrary) will be voted for such other person(s) as the persons named in the accompanying proxy may recommend. The five candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2002 ANNUAL MEETING, UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

        Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company, and their ages as of April 19, 2001:

  NOMINEES                                   POSITION(s) WITH THE COMPANY        AGE     DIRECTOR SINCE
  --------                                   ----------------------------        ---     --------------
  S. Kumar Chandrasekaran, Ph.D..........    Chairman of the Board,               58          1989
                                             President, Chief Executive Officer
                                             and Chief Financial Officer

  Mitchell H. Friedlaender, M.D..........    Director                             55          1996

  John L. Mattana........................    Director                             71          1997

  Jon S. Saxe, Esq.......................    Director                             64          1999

  Anders P. Wiklund......................    Director                             61          1996


BUSINESS EXPERIENCE OF BOARD NOMINEES

        S. KUMAR CHANDRASEKARAN, PH.D. has been a Director of the Company since 1989. Dr. Chandrasekaran joined the Company in September 1987 as Vice President, Development. From 1988 to 1989, Dr. Chandrasekaran served as Vice President, Research and Development. From 1989 to 1993, Dr. Chandrasekaran served as President and Chief Operating Officer. Since August 1993, he has served as Chairman of the Board of Directors, President and Chief Executive Officer and from December 1995 to December 1997, and since January 1999, he served as Chief Financial Officer. Prior to joining the Company, Dr. Chandrasekaran was Vice President of Technical Affairs for Sola Barnes Hind (formerly Syntex Ophthalmics) from 1982 to 1987. From 1971 to 1982, he has served as a Principal Scientist and director at Alza Corporation. Dr. Chandrasekaran holds a Ph.D. in Chemical Engineering from the University of California at Berkeley.

        MITCHELL H. FRIEDLAENDER, M.D. has been a Director of the Company since May 1996. He has served as an ophthalmologist at Scripps Clinic and Research Foundation ("Scripps") since 1986 and currently serves as director of Cornea and Refractive Surgery in the Division of Ophthalmology. Prior to joining Scripps, Dr. Friedlaender served as a full-time faculty member at the University of California, San Francisco for 10 years. He is the founder of the Aspen Corneal Society and the Pacific Ophthalmic Forum, co-editor in chief of International Ophthalmology Clinics, a member of four scientific editorial boards, a member of the Sjogren's Syndrome Foundation Medical Advisory Board, and former president of the Ocular Microbiology and Immunology Group. He also serves as a consultant for several pharmaceutical companies and performs clinical studies on new ophthalmic drugs. Dr. Friedlaender holds an M.B.A. from the University of Phoenix and an M.D. from the University of Michigan.

        JOHN L. MATTANA has been a Director of the Company since September 1997. From 1992 to 1997, Mr. Mattana served as an Investment Vice President at New York Life Insurance Company, where he was a Director of Venture

Capital Investments. From October 1997 to December 2000, he served as a Vice President at Ceptor Corporation. Mr. Mattana holds an M.B.A. from New York University.

        JON S. SAXE, ESQ. has been a Director of the Company since December 1999. Mr. Saxe was a Director of the Company from 1992 through 1997, when he resigned as a member of the Board of Directors and became Director Emeritus. Mr. Saxe is a Director of Protein Design Labs, Inc. for which he served as President from January 1995 to May 1999. Mr. Saxe served as President of Saxe Associates, a biotechnology consulting firm, from May 1993 to December 1994, President, Chief Executive Officer and a Director of Synergen, Inc., from October 1989 to April 1993, and Vice President, Licensing & Corporate Development for Hoffmann-LaRoche from August 1984 through September 1989. Mr. Saxe serves on the board of directors of Questocor Pharmaceuticals, Inc., Incyte Genomics Inc., First Horizon Pharmaceutical Corporation, VistaGen Inc., and ID Biomedical Corporations, and is Chairman of Point Biomedical Corporation and Iconix Pharmaceuticals. Mr. Saxe holds a B.S. in Chemical Engineering from Carnegie-Mellon University, a J.D. from George Washington University School of Law, and an L.L.M. from New York University School of Law.

        ANDERS P. WIKLUND has been a Director of the Company since November 1996. Since January 1997 he has served as Principal at Wiklund International Inc., an advisory firm to the biotechnology and pharmaceutical industries, and since 1997 has served as Senior Vice President at Biacore Holding Inc., a life science technology company. He served as Vice President, Corporate Business Development of Pharmacia & Upjohn from January to December 1996, as Executive Vice President of Pharmacia U.S. Inc. from January to December 1995 and as President and Director of Pharmacia Development Corp. from 1993 to 1994. Mr. Wiklund served as Chief Executive Officer, President and Director of KABI Pharmacia Inc. from 1990 to 1993. Mr. Wiklund serves on the board of directors of Ribozyme Pharmaceuticals Inc., Glyco Design Inc., Esperion Therapeutics, Inc., Medivir AB. and Bioreason Inc. Mr. Wiklund holds a Master of Pharmacy from the Pharmaceutical Institute, Stockholm, Sweden.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 2000, the Board of Directors held 4 meetings. The Board of Directors has an Audit Committee, a Stock Plan and Compensation Committee and a Nominating Committee.

        The Audit Committee currently consists of three directors, John L. Mattana, Jon S. Saxe and Anders P. Wiklund. The Audit Committee held 3 meetings during the 2000 fiscal year. The Audit Committee monitors the effectiveness of the internal and external audit controls, oversees the Company's financial and accounting organization and financial reporting, and selects a firm of certified public accountants whose duty it is to audit the books and accounts of the Company for the fiscal year for which they are appointed.

        The Board of Directors adopted and approved a charter for the Audit Committee in June 2000, a copy of which is attached hereto as Appendix A. The
                                                              ----------
Board of Directors has determined that all members of the Audit Committee are "independent" as that term is defined in Section 121(A) of the American Stock Exchange's listing standards.

        The Stock Plan and Compensation Committee (the "Compensation Committee") currently consists of two directors, John L. Mattana and Anders P. Wiklund. The Compensation Committee held 3 meetings during the 2000 fiscal year. The Compensation Committee determines and reviews the compensation to be paid to the Company's officers and directors and administers the Company's 1994 Stock Option Plan (the "1994 Plan") and the 1994 Employee Stock Purchase Plan (the "ESPP").

        The Nominating Committee currently consists of one director, S. Kumar Chandrasekaran, Ph.D. The Nominating Committee did not meet during the 2000 fiscal year. The Nominating Committee, on behalf of the Board of Directors, makes nominations for election to the Company's Board of Directors. The Nominating Committee will consider nominations recommended by stockholders. Such nominations by stockholders must be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary or Assistant Secretary of the Company, and received by the Secretary or Assistant Secretary not less than 120 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 100 days' notice of the meeting is given to stockholders, such nomination must be mailed or delivered to the Secretary or Assistant Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notice shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee,
(iii) the number of shares of stock of the Company which are beneficially owned by each such nominee and by the nominating stockholder, and (iv) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations regulated by Regulation 14A of the Securities Exchange Act of 1934, as amended.

        During the 2000 fiscal year each individual currently serving as a director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board of Directors on which he served.

COMPENSATION OF DIRECTORS

        Each non-employee Board member is eligible to receive $1,000 for each Board meeting and $250 for each committee meeting attended in person, plus reimbursement of expenses for attending such meetings.

        Under the Automatic Option Grant Program in effect under the 1994 Plan, each individual who first joins the Board as a non-employee Board member will receive, at the time of his or her initial election or appointment to the Board, an option grant to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each such option will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service, and will become exercisable for all of the option shares upon the optionee's completion of one year of Board service measured from the grant date. However, the option will immediately become exercisable for all the option shares upon certain changes in control of the Company.

        Continuing non-employee Board members will each receive an automatic option grant for 10,000 shares of Common Stock on the date of the first Board meeting held in December each year. The option will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date and will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service. The option will become exercisable for all the option shares upon the optionee's completion of one year of Board service measured from the grant date. However, the option will immediately vest and become exercisable upon certain changes in control of the Company.

        Accordingly, on December 11, 2000, the date of the Company's first December Board meeting, each continuing non-employee Board member received an automatic option grant to purchase 10,000 shares of Common Stock at an exercise price of $5.25 per share, the fair market value per share of Common Stock on such grant date.

        On November 1, 1996, the Company entered into a consulting agreement with Anders P. Wiklund, a non-employee Board member, pursuant to which Mr. Wiklund serves as an advisor and consultant in the field of business development. In exchange for such consulting services, the Company pays Mr. Wiklund a consulting fee in the amount of $5,000 per month.

        On December 1, 1997, the Company entered into a deferred compensation consulting agreement with John L. Mattana, a non-employee Board Member, pursuant to which Mr. Mattana serves as an advisor and consultant in the field of investor relations. In exchange for such consulting services, the Company accrues $2,500 per month, payable to Mr. Mattana in January 2002.


RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES.

                             AUDIT COMMITTEE REPORT

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

        The following is the report of the audit committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000, included in the Company's Annual Report on Form 10-K for that year.

        The audit committee has reviewed and discussed these audited financial statements with management of the Company.

        The audit committee has discussed with the Company's independent auditors, Ernst & Young LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

        The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as amended, and has discussed with Ernst & Young LLP the independence of Ernst & Young LLP from the Company.

        Based on the review and discussions referred to above in this report, the audit committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                             Submitted by the Audit Committee
                             of the Board of Directors

                             John L. Mattana
                             Anders P. Wiklund

             PROPOSAL TWO -- RATIFICATION OF INDEPENDENT ACCOUNTANTS


        The Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors for the Company during fiscal year 2000, to serve in the same capacity for the fiscal year ending December 31, 2001, and is asking the stockholders to ratify this appointment.

        In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's voting shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

        Ernst & Young LLP has audited the Company's financial statements annually since 1986. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY ERNST & YOUNG LLP DURING FISCAL YEAR 2000

        Audit Fees:
        -----------

        Audit fees accrued and paid by the Company to Ernst & Young LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $99,000.

        Financial Information Systems Design and Implementation Fees:
        -------------------------------------------------------------
        The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during fiscal year 2000.

        All Other Fees:
        ---------------

        Fees accrued and paid by the Company to Ernst & Young LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $28,500.

        The Audit Committee did not consider whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the principal accountants' independence. In connection with the new standards of independence of the Company's external auditors promulgated by the Securities and Exchange Commission, during the Company's 2001 fiscal year the Audit Committee will consider in advance of the provision of any non-audit services by the Company's independent accountants whether the provision of such services is compatible with maintaining the independence of the Company's external auditors.



RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                  OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                             OWNERSHIP OF SECURITIES

        The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Stock, as of March 27, 2001, unless otherwise noted by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) the Chief Executive Officer and each of the other executive officers of the Company named in the Summary Compensation Table, (iii) each director and nominee for director at the Annual Meeting, and (iv) all current executive officers and directors as a group. Unless otherwise indicated, the principal address of each of the stockholders below is: c/o InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below has sole voting and investment power with respect to such shares, subject to community property laws, where applicable. Information for Pharmacia & Upjohn AB is based upon the most recent 13G or 13G/A filed by such entity with the Securities and Exchange Commission.

        The percentage of beneficial ownership is calculated assuming 24,853,767 shares of Common Stock were outstanding on March 27, 2001. This percentage also includes Common Stock of which such individual or entity has the right to acquire beneficial ownership as of March 27, 2001 or within 60 days after March 27, 2001, including but not limited to upon the exercise of options; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity.

                                                                                             BENEFICIALLY OWNED
                                                                                    ---------------------------------------
NAME OF BENEFICIAL OWNER                                                            NUMBER OF SHARES       PERCENT OF CLASS
------------------------                                                            ----------------       ----------------
Pharmacia & Upjohn AB .....................................................            2,665,614(1)              10.73%
   Lindhagensgata 133
   112 87 Stockholm, Sweden
S. Kumar Chandrasekaran, Ph.D..............................................            1,038,761(2)               4.04%
Lyle M. Bowman, Ph.D.......................................................              179,417(3)                   *
Mitchell H. Friedlaender, M.D..............................................               55,000(4)                   *
John L. Mattana............................................................               60,000(5)                   *
Jon S. Saxe................................................................               31,904(6)                   *
Anders P. Wiklund..........................................................               55,000(7)                   *
All current executive officers and directors as a group (6 persons)........            1,420,082(8)               5.46%

----------

*    Less than one percent of the outstanding Common Stock.

(1) Pursuant to a Schedule 13G/A dated and filed with the Securities and Exchange Commission on June 21, 2000, Pharmacia & Upjohn AB reported that as of June 1, 2000 it had sole voting power and sole dispositive power of all 2,665,614 shares. No filing has been made subsequent to that date, so the Company assumes that the holdings of Pharmacia & Upjohn AB remain the same as stated in the June 21, 2000 Schedule 13G/A.

(2) Includes 835,320 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

(3) Includes 148,417 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

(4) Includes 45,000 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

(5) Includes 40,000 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

(6) Includes 29,904 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

(7) Includes 45,000 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

(8) Includes 1,143,642 shares issuable upon the exercise of stock options exercisable on March 27, 2001 or within 60 days thereafter.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board is responsible for establishing the cash and equity compensation of the Company's Chief Executive Officer, President and Chief Financial Officer, Dr. Chandrasekaran, and the Company's other executive officers. All decisions by the Compensation Committee with respect to cash compensation are reviewed by the full Board of Directors. However, the Compensation Committee has the sole and exclusive authority to administer the Company's 1994 Stock Option Plan (the "1994 Plan") and to make option grants to the Company's executive officers under the 1994 Plan. The Compensation Committee has furnished the following report with respect to the 2000 compensation of Dr. Chandrasekaran and the Company's other executive officers.

Compensation Policy

        The Compensation Committee's principal goals in making its executive compensation recommendations are (i) to ensure that there exists an appropriate relationship between executive pay and both the operating performance of the Company and stockholder value, particularly, but not exclusively, as reflected in the price of the Company's Common Stock, and (ii) to attract, motivate and retain key executives in the face of competition within the biopharmaceutical industry for qualified personnel. To achieve these objectives, the Compensation Committee's executive compensation policies generally integrate annual base salaries and other guaranteed payments for Dr. Chandrasekaran and the Company's other executive officers with variable incentive bonuses and stock options primarily based upon corporate and individual performance. In addition to linking executive compensation directly to stockholder value, the Compensation Committee believes that stock options, through staged vesting provisions, perform an important role in motivating and retaining key executives. Performance is measured primarily by comparison with specific objectives.

Base Salary

        The base salary levels for the executive officers were established for the 2000 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. The Compensation Committee estimates that the base salary levels in effect for the Company's executive officers were at the median of the salary levels in effect for similar positions at those competitor companies. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

Performance Measures

        Due to the current stage of the Company's development, the Compensation Committee believes that corporate performance is not appropriately measured in terms of traditional financial performance criteria such as profitability and earnings per share. Rather, the Compensation Committee believes that corporate performance is appropriately measured by analyzing the degree to which the Company has achieved certain goals established by the Compensation Committee and approved by the Board. Accordingly, annual incentive compensation is awarded on the basis of these non-traditional factors.

        The incentive compensation paid to the executive officers for the 2000 fiscal year was based primarily upon the Company's attainment of performance milestones tied to clinical and regulatory developments and the pursuit and formation of third-party collaborative relationships with respect to the Company's technology. The bonuses awarded to the executive officers on the basis of the Company's achievement of those milestones are reflected in the Summary Compensation Table which appears later in this Proxy Statement.

Stock Option Grants

        Stock option grants under the 1994 Plan are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a period of years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

        The number of shares subject to each option grant will be set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee will also take into account the executive officer's existing holdings of Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

        During the 2000 fiscal year, no stock options were granted to the executive officers named in the Summary Compensation Table. Please refer to the "Summary Compensation Table" and the section entitled "Option Grants in Last Fiscal Year."

CEO Compensation

        In setting the total compensation payable to Dr. Chandrasekaran, the Company's Chief Executive Officer and President, for the 2000 fiscal year, the Compensation Committee sought to make such compensation competitive with that provided by other companies with which the Company competes for executive talent.

        The base salary paid to Dr. Chandrasekaran for the 2000 fiscal year was not based to any significant extent on Company performance. Instead, it is the Committee's intent to have this component of his compensation remain stable from year to year. For the 2000 fiscal year, the Committee estimates that Dr. Chandrasekaran's base salary was comparable to the level of base salaries paid to the chief executive officers of other companies with which the Company competes for executive talent. The incentive portion of Dr. Chandrasekaran's cash compensation for the 2000 fiscal year was based solely on the Company's attainment of performance milestones. Those milestones were tied to clinical and regulatory developments and the pursuit and formation of third-party collaborative relationships with respect to the Company's technology and were the same milestones used to measure the incentive compensation payable to the other executive officers for the 2000 fiscal year.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2001 will exceed that limit. The Company's 1994 Stock Option Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.


                                 Submitted by the Compensation Committee
                                 of the Board of Directors


                                 John L. Mattana
                                 Anders P. Wiklund

PERFORMANCE GRAPH

        The following graph compares the percentage change in (i) the cumulative total stockholder return on the Company's Common Stock from December 29, 1995 through December 31, 2000 with (ii) the cumulative total return on (a) The American Stock Exchange (Biotech Index), (b) The American Stock Exchange (U.S. Index), (c) the Nasdaq (Biotech Index) and (d) the Nasdaq (U.S. Index). The comparison assumes (i) an investment of $100 on December 29, 1995 in each of the foregoing indices and (ii) reinvestment of dividends, if any. In June 1998, the Company listed its common stock on the American Stock Exchange and delisted from the Nasdaq National Market. Accordingly, the Company has added the American Stock Exchange (U.S. index) to its performance graph in order to enable a comparison to equity securities trading on the same exchange as the Company.

        THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW REPRESENTS HISTORICAL PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

   Date         ISV       NASD US    AMEX US   NASD BIO  AMEX BIO
 12/29/95       100.00     100.00     100.00     100.00    100.00
 01/31/96       171.93     100.73     100.82      95.17    107.87
 02/29/96       192.98     104.55     102.66     103.53    103.48
 03/29/96       154.39     104.68     104.32      97.52    100.79
 04/30/96       171.93     113.15     107.81     192.12    111.86
 05/31/96       192.98     118.18     111.48     199.44    116.36
 06/28/96       161.40     112.63     104.78     178.66    105.17
 07/31/96       133.33     102.70      97.66     161.91     86.85
 08/30/96       122.81     108.49     101.25     172.23     96.14
 09/30/96       122.81     116.61     103.30     185.73    104.67
 10/31/96       115.79     116.10     102.10     180.08     99.09
 11/29/96       124.56     122.86     105.95     178.03    100.81
 12/31/96       168.42     122.71     104.06     183.89    107.87
 01/31/97       140.35     131.15     107.05     200.55    124.19
 02/28/97       122.81     124.41     108.04     205.90    122.41
 03/31/97       121.05     116.12     103.40     178.29    104.31
 04/30/97       128.07     119.83     100.53     169.41     98.15
 05/30/97       171.93     133.09     110.07     194.39    111.25
 06/30/97       154.39     137.06     113.19     187.47    106.54
 07/31/97       143.86     151.48     117.51     193.73    103.18
 08/29/97       126.32     150.87     118.21     188.50    113.90
 09/30/97       129.82     160.22     127.14     207.38    131.97
 10/31/97       108.77     151.47     122.86     194.89    126.57
 11/28/97        98.25     152.12     120.38     190.01    123.70
 12/31/97        91.23     149.25     124.47     183.76    121.42
 01/30/98        66.67     153.91     121.53     183.13    117.69
 02/27/98        99.12     168.28     128.39     190.94    120.13
 03/31/98        94.74     174.47     134.84     205.21    130.49
 04/30/98        92.10     177.58     135.73     200.59    130.94
 05/29/98        97.38     169.07     129.93     193.58    120.56
 06/30/98        94.74     180.09     131.14     192.31    109.77
 07/31/98        94.74     177.96     128.41     198.14    103.15
 08/31/98        54.39     142.50     102.74     154.59     78.13
 09/30/98        54.39     160.99     112.91     193.09    104.20
 10/30/98        64.91     168.36     117.35     209.22    122.67
 11/30/98        40.35     185.29     120.65     216.47    122.32
 12/31/98        35.09     208.40     125.27     265.13    138.39
 01/29/99        43.86     238.17     129.97     292.25    146.87
 02/26/99        31.58     217.47     126.96     275.13    132.17
 03/31/99        29.82     233.94     129.15     302.10    139.75
 04/30/99        24.56     241.69     141.27     275.60    142.88
 05/28/99        35.09     234.81     141.59     296.80    150.33
 06/30/99        54.39     255.30     145.08     307.52    160.23
 07/30/99        59.65     250.78     143.31     347.27    187.25
 08/31/99        57.89     260.36     140.98     380.96    200.94
 09/30/99        63.16     261.01     143.31     357.34    188.94
 10/29/99        52.63     281.95     145.60     363.40    196.42
 11/30/99        71.93     317.09     151.42     410.43    215.36
 12/31/99        77.19     386.77     159.45     534.61    292.62
 01/31/00       136.84     374.51     156.41     615.85    323.99
 02/29/00       143.86     446.40     176.95     895.05    524.38
 03/31/00       166.68     434.63     182.73     664.61    373.70
 04/30/00       154.39     366.94     167.72     577.63    364.29
 05/31/00       110.54     323.24     164.54     561.49    350.55
 06/30/00       115.79     376.96     170.16     737.69    481.60
 07/31/00       108.77     358.03     164.81     681.16    442.13
 08/31/00       187.72     399.79     171.54     826.33    578.08
 09/30/00       214.04     349.08     173.51     797.36    575.41
 10/31/00       191.24     320.27     165.33     732.48    548.81
 11/30/00       163.17     246.92     153.93     635.89    433.88
 12/31/00        84.21     234.81     163.23     657.52    474.19

   Date         ISV       NASD US    AMEX US   NASD BIO  AMEX BIO
 12/31/95       100.00     100.00     100.00     100.00    100.00
 12/31/96       168.42     122.71     104.06     183.89    107.87
 12/31/97        91.23     149.25     124.47     183.76    121.42
 12/31/98        35.09     208.40     125.27     265.13    138.39
 12/31/99        77.19     386.77     159.45     534.61    292.62
 12/31/00        84.21     234.81     163.23     657.52    474.19


        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the 2000 fiscal year, the Compensation Committee consisted of John L. Mattana and Anders P. Wiklund. No member of the Compensation Committee was at any time during the 2000 fiscal year, or at any other time, an officer or employee of the Company.

        During the 2000 fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT ARRANGEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

        On May 30, 1995, the Company amended the 1994 Plan to implement a special change in control feature designed to protect the economic benefit of the outstanding options in the event the Company were to be acquired. As a result of this special feature, should any optionee's service be involuntarily terminated within twelve (12) months following a Corporate Transaction in which his or her options are assumed by the successor corporation and do not otherwise accelerate at that time, then those options will accelerate and become fully exercisable for all of the option shares as fully-vested shares of Common Stock upon such involuntary termination. A "Corporate Transaction" under the 1994 Plan is defined as a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation of the Company. "Involuntary Termination" is defined under the 1994 Plan as the optionee's involuntary dismissal or discharge by the Company for reasons other than misconduct, or the optionee's voluntary resignation following (a) a change in his or her position with the Company which materially reduces his or her responsibilities or (b) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than 15% or (c) a relocation of the optionee's place of employment by more than 50 miles, and such change, reduction or relocation is effected by the Company without the optionee's consent.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer, and each of the Company's other executive officers whose salary and bonus for fiscal year 2000 was in excess of $100,000, for services rendered in all capacities to the Company for the 2000, 1999 and 1998 fiscal years (the "Named Executive Officers"). No executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 2000 fiscal year resigned or terminated employment during that fiscal year.

                               SUMMARY COMPENSATION TABLE


                                                                                                       LONG-TERM
                                                                                                     COMPENSATION
                                                             ANNUAL COMPENSATION                     -------------
                                                                                                         AWARDS
                                                                                                       SECURITIES          ALL
                                                                                       OTHER ANNUAL  -------------       OTHER
                                                                                       COMPENSATION    UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION(1)                   YEAR      SALARY($)      BONUS($)(2)     ($)(3)       OPTIONS/(#)        ($)(4)
------------------------------                   ----      --------       -----------  ------------  -------------    ------------
S. Kumar Chandrasekaran, Ph.D. .............     2000       350,000            --         1,806              --         3,450
   Chairman of the Board, President, Chief       1999       320,012        65,000         2,478         250,000         3,098
   Executive Officer and Chief Financial
   Officer                                       1998       302,000        10,000         3,150              --            --

Lyle M. Bowman, Ph.D. ......................     2000       182,000        10,000           831              --         3,450
   Vice President, Development                   1999       169,000        10,000         1,227          25,000         3,120
   and Operations                                1998       164,000            --           967              --            --

----------

(1)  Principal Position determined as of December 31, 2000.

(2) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years.

(3)  Represents amounts paid for excess life insurance coverage.

(4)  Represents Company's matching contributions to its 401(k) Plan.

OPTIONS GRANTS IN LAST FISCAL YEAR

        No options or stock appreciation rights were granted to the Company's Chief Executive Officer or the other Named Executive Officers during the last fiscal year.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END HOLDINGS

        The following table sets forth information concerning the exercise of options during the 2000 fiscal year by the Company's Chief Executive Officer and each of the Company's Named Executive Officers and the unexercised options held by such individuals at the end of such fiscal year. No stock appreciation rights were exercised by such individuals during the 2000 fiscal year, and no outstanding stock appreciation rights were held by them at the end of such fiscal year.



                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                     NUMBER OF             VALUE OF UNEXERCISED
                                                                               SECURITIES UNDERLYING           IN-THE-MONEY
                                                              AGGREGATE       UNEXERCISED OPTIONS AT            OPTIONS AT
                                             NUMBER OF          VALUE          DECEMBER 31, 2000 (#)      DECEMBER 31, 2000 $ (1)
                                          SHARES ACQUIRED     REALIZED      --------------------------   --------------------------
NAME                                      ON EXERCISE (#)        $(2)       EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                                      ---------------     ---------     -----------  -------------   -----------  -------------
S. Kumar Chandrasekaran, Ph.D...........      126,667          399,001       894,999        86,388       $  894,261    $  38,736

Lyle M. Bowman .........................       26,166          115,923       140,641        9,358        $  177,305    $   4,568

----------

(1) Calculated on the basis of the closing sale price per share of the Common Stock on the American Stock Exchange of $3.00 on December 29, 2000.


(2) Based on the market value of the shares on the date of exercise less the exercise price paid for those shares.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's Restated Certificate of Incorporation (the "Certificate") provides for indemnification of directors and officers of the Company to the fullest extent permitted by the Delaware General Corporation Law. Each of the current directors and executive officers of the Company has entered into separate indemnification agreements with the Company. In addition, the Certificate limits the liability of directors to the Company or its stockholders to the fullest extent permitted by the Delaware General Corporation Law.

        Pharmacia & Upjohn AB, or Pharmacia, is the beneficial owner of 10.73% of our Common Stock as of March 27, 2001. In January 1999, we entered into a transaction with Pharmacia from which we received a total of $3.5 million from the sale of Common Stock to Pharmacia in January and September of 1999. As part of the January 1999 transaction, we granted Pharmacia an exclusive worldwide license to ISV-205 for the treatment of glaucoma. In November 1999, we entered into a second transaction with Pharmacia from which we received a $5.0 million licensing fee and, in January 2000, received $2.0 million from the sale of Common Stock to Pharmacia. As part of the November 1999 transaction, we granted Pharmacia an exclusive worldwide royalty-bearing license to our ISV-900 technology. The November 1999 transaction included the following payments from
Pharmacia: (i) a $5.0 million licensing fee, (ii) up to $5.0 million in research and development payments over a three year period, (iii) royalties on product sales and (iv) up to $3.0 million if certain milestones were achieved. In December 2000, the ISV-900 agreements were terminated. All rights that had been granted pursuant to the ISV-900 agreements to Pharmacia were returned to us and any future payment obligations by Pharmacia were cancelled.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 2000, its officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements.

                                  ANNUAL REPORT

        A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

                                    FORM 10-K

        The Company filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2000 with the SEC. A copy of the Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Stockholders may obtain a copy of the Annual Report on Form 10-K, without charge, by writing to Ms. Sandra C. Heine, the Company's Senior Director of Finance and Administration at the Company's headquarters at 965 Atlantic Avenue, Alameda, California 94501.

                                  THE BOARD OF DIRECTORS OF
                                  INSITE VISION INCORPORATED

Dated: April 30, 2001

                                   APPENDIX A

               INSITE VISION INCORPORATED AUDIT COMMITTEE CHARTER

        I.     ORGANIZATION

               This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall, as of the June 2001 appointments, comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

        II.    STATEMENT OF POLICY

               The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

        III.   RESPONSIBILITIES AND PROCESSES

               The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

               The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

               - The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

               - The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

               - The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

               - The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                           INSITE VISION INCORPORATED
                              965 ATLANTIC AVENUE,
                            ALAMEDA, CALIFORNIA 94501

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on June 18, 2001 and the Proxy Statement and appoints S. Kumar Chandrasekaran, Ph.D., the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of InSite Vision Incorporated (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Oakland Yacht Club, 1101 Pacific Marina, Alameda, California 94501 on Monday June 18, 2001 at 10:00 a.m. local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

     The Board of Directors recommends a vote FOR each of the directors listed and a vote FOR the other proposals. This Proxy, when properly executed, will be voted in the manner directed herein. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

1. To elect the following five directors to serve until the 2002 Annual Meeting of stockholders or until their respective successors are elected and qualified:
                                             FOR ALL        WITHHELD FROM
                                             NOMINEES        ALL NOMINEES

        S. Kumar Chandrasekaran, Ph.D.         [ ]              [ ]

        Mitchell H. Friedlaender, M.D.

        John L. Mattana

        Jon S. Saxe

        Anders P. Wiklund

                                  [ ] ______________________________________
                                      For all nominees except as noted above

2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


Signature(s)_______________________________        Dated: ________________, 2001



    Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. If the shares are registered in the names of two or more persons, each should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by an authorized officer or if a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.